November 28, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV Trust 1999-3
    Registration No. 333-56303-03

On behalf of Distribution Financial Services RV Trust 1999-3 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-03

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

November 15, 2003
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank Minnesota, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services RV Trust 1999-3
          November 15, 2003 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3


By:     Wells Fargo Bank Minnesota, N.A.
        Not in its individual capacity but solely as Owner Trustee



By:     /s/ Melissa Philibert
Title:  Corporate Trust Officer
Date:   November 28, 2003




EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:                    10-Nov-03
Determination Date:                 14-Nov-03
Monthly Payment Date:               17-Nov-03
Collection Period Ending:           31-Oct-03

I.    COLLECTION ACCOUNT SUMMARY

    Total Available Funds
      Principal and Interest Payments Received (including Prepayments)                                                 4,735,600.14
      Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      76,970.94
      Current Monthly Interest Shortfall/Excess                                                                          -22,533.21
      Recoup of Collection Expenses                                                                                          608.85
      Amount of Withdrawal, if any, from Reserve Account                                                                       0.00
      Purchase Amounts for Repurchased Receivables                                                                             0.00

    TOTAL AVAILABLE FUNDS                                                                                              4,790,646.72

II.   SIMPLE INTEREST EXCESS OR SHORTFALLS

      Amount of Interest Payments Due During the Collection Period for Receivables                                       889,484.61
      Amount of Interest Payments Received During the Collection Period                                                  912,017.82
      for Receivables
      Amount of Current Month Simple Interest Excess/Shortfall                                                           -22,533.21

III.  CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

      Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%        2,808,982.68
      of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
      Beginning Reserve Account Balance                                                                                2,808,982.68
      Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                 0.00
      Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)          0.00
      Reserve Account Investment Earnings                                                                                  1,972.09
      Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance          -1,972.09
      and over-collateralization amounts has been met)
      Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            2,808,982.68
      Total Ending Reserve Balance                                                                                     2,808,982.68

IV.   COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
      Interest Payments Received                                                                                         912,017.82
      Scheduled Principal Payments Received                                                                            1,110,930.52
      Principal Prepayments Received                                                                                   2,712,651.80
      Total Interest and Principal Payments Received                                                                   4,735,600.14

b)  Liquidation Proceeds
      Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     80,000.79
      minus  Reasonable Expenses                                                                                           3,029.85
      Net Liquidation Proceeds                                                                                            76,970.94
      Amount Allocable to Interest                                                                                             0.00
      Amount Allocable to Principal                                                                                       76,970.94

c)  Purchase Amount - Loans Repurchased from Trust
      Amount Allocable to Interest                                                                                             0.00
      Amount Allocable to Principal                                                                                            0.00

    TOTAL COLLECTED FUNDS                                                                                              4,812,571.08
V.    CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                             121,040,020.90
      multiplied by Servicer Fee Rate                                                                                          0.50%
      divided by Months per Year                                                                                                  12
    SERVICING FEE AMOUNT                                                                                                  50,433.34

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                             708.33


VI.   POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
      Initial Pool Balance                                                                                           374,531,023.45
      Pool Balance as of Preceding Accounting Date                                                                   121,040,020.90
      Pool Balance as of the Current Accounting Date                                                                 116,981,586.30
      Age of Pool in Months                                                                                                      52

a.2)Aggregate Note Balance
      Aggregate Note Balance as of Preceding Accounting Date                                                         119,829,620.69
      Aggregate Note Balance as of Current Accounting Date                                                           115,811,770.44

b)

           Current Month      Number of Loans             Principal Balance            Percentage
      30-59 Days Delinquent         32                        819,874.87                 0.588%
      60-89 Days Delinquent         10                        402,129.57                 0.152%
      90-119 Days Delinquent         8                        189,875.91                 0.214%
      120+ Days Delinquent           0                           0.00                    0.000%
      Defaults for Current Per       4                        234,852.28                 0.155%
      Cumulative Defaults           405                     14,489,469.72                3.869%
      Cumulative Recoveries                                  6,462,500.55                1.725%

     Current Period Realized Losses
      Current Month Realized Losses                                                                                      234,260.28
      Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.063%
      Preceding Realized Losses                                                                                          188,152.85
      Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.050%
      Second Preceding Realized Losses                                                                                   139,795.29
      Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.037%
      Cumulative Realized Losses                                                                                       8,026,969.17
      Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.143%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                    0.32317756
    Note Pool Factor                                                                                                     0.31994580

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                   58,891.80
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwise          0.00

b)  Noteholders' Monthly Interest Distributable Amount
      Class A-1                                                                                                                0.00
      Class A-2                                                                                                                0.00
      Class A-3                                                                                                                0.00
      Class A-4                                                                                                           58,429.23
      Class A-5                                                                                                          211,728.83
      Class A-6                                                                                                          314,456.13
      Class B                                                                                                             55,943.93
      Class C                                                                                                             49,440.60

                                                                                                   Noteholders' Monthly
                                                                                        Beginning  Principal Distribu    Ending
                                                                                         Balance         Amount          Balance
      Class A-1                                                                                0.00              0.00          0.00
      Class A-2                                                                                0.00              0.00          0.00
      Class A-3                                                                                0.00              0.00          0.00
      Class A-4                                                                       10,543,620.69      4,017,850.25  6,525,770.44
      Class A-5                                                                       37,585,000.00              0.00 37,585,000.00
      Class A-6                                                                       54,847,000.00              0.00 54,847,000.00
      Class B                                                                          9,363,000.00              0.00  9,363,000.00
      Class C                                                                          7,491,000.00              0.00  7,491,000.00


c)  Recaptured Principal from Overcollateralization                                                                       40,584.35
    Excess Spread Received                                                                                               -16,678.40


VIII. POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                             8.88%
    Weighted Average Remaining Maturity (WAM)                                                                                   128


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                           4,790,646.72
Plus:     Trustee Fee                                                                                                        708.33

TOTAL WIRE TO CHASE                                                                                                    4,767,449.10

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                  23,905.95
